Redeemable Shares Classifed as Financial Liabilities	12 Months Ended
Dec. 31, 2025
Redeemable Shares Classifed as Financial Liabilities [Abstract]
REDEEMABLE SHARES CLASSIFED AS FINANCIAL LIABILITIES
28.	REDEEMABLE SHARES CLASSIFED AS FINANCIAL LIABILITIES

In December 2025, TGE SPAC issued 15,000,000 Class A ordinary shares as part of the Units to public investors.

The Class A ordinary shares feature redemption rights that allow public shareholders to redeem all or a portion of their shares for cash upon the completion of the TGE SPAC’s initial business combination. The redemption price is equal to the aggregate amount then on deposit in the trust account (initially US$10.00 per share), including interest earned on the funds held in the trust account, divided by the number of then-outstanding public shares. Furthermore, if TGE SPAC does not complete an initial business combination within 24 months from the closing of the offering, TGE SPAC is contractually obligated to redeem 100% of the public shares at the applicable per-share price.

These redeemable shares are initially recognized at fair value, net of allocated transaction costs and the fair value of the public warrants. Subsequently, the redeemable Class A ordinary shares are measured at amortized cost using the effective interest method. The carrying amount is accreted to the expected redemption value over the period up to the anticipated redemption date, with the accretion charge recognized as a finance cost in the profit or loss.